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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): September 28, 2004

             CWABS, INC., (as depositor under the Sale and Servicing
           Agreement, dated as of September 30, 2004, relating to the
                 Revolving Home Equity Loan Asset Backed Notes,
                                 Series 2004-J.

                                   CWABS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


      Delaware                       333-109272                 95-4596514
      --------                       ----------                 ----------
      (State or Other            (Commission File Number)   (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)



      4500 Park Granada
      Calabasas, California                                91302
      ---------------------                                -------
      (Address of Principal Executive Officers)           (Zip Code)

      Registrant's telephone number, including area code (818) 225-3000
                                                         --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
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The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 15, 2004, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and 2003, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Commission on May 10, 2004); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2004 and the three and six month periods ending June 30, 2004 and 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2004 (which was filed with the Commission on August 9, 2004) and the Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004, July 22, 2004, and August 20, 2004, as they relate to Ambac Assurance Corporation, are incorporated by reference in this Form 8-K, in the registration statement and in the Prospectus Supplement relating to CWABS Revolving Home Equity Loan Trust, Series 2004-J.




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



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         Item 9.01  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

            23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation




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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWABS, INC.



                                           By:  /s/ Celia Coulter
                                                -------------------------------
                                                Name:  Celia Coulter
                                                Title:  Vice President



Dated:  September 28, 2004




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


Exhibit Index
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Exhibit
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23.1       Consent of KPMG LLP, Independent Registered Public Accounting Firm
           of Ambac Assurance Corporation





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